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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (file number 333-85273) of our report dated April 19, 2002, relating to the audit of the consolidated financial statements of Video City, Inc. financial statements as of January 31, 2002 and for the year then ended, which report is included in the Annual Report on Form 10-K.




Los Angeles, California
May 31, 2002